EXHIBIT  23.1


A Partnership of Incorporated Professionals                     AMISANO  HANSON
                                                          Chartered Accountants





           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form SB-2 Amendment No. 12 of our report dated November 10, 2004, relating to the financial statements of Stanford Management Ltd., as of August 31, 2004 and the reference to our firm as experts in the Registration Statement.


Vancouver,  Canada                         /s/  "Amisano  Hanson"
May 13, 2005                                Chartered Accountants





750  West  Pender  Street, Suite 604                   Telephone:  604-689-0188
Vancouver,  Canada                                   Facsimile:    604-689-9773
V6C  2T7                                             E-Mail:  amishan@telus.net
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